Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 31,164,123.76
Previously Paid Amount	0.00
Total Fee Amount	4,303.77
Total Offset Amount	0.00
Net Fee	$ 4,303.77